UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 22, 2016 (November 21, 2016)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2016, Aetna Inc. ("Aetna") entered into a First Amendment (the "First Amendment") to the Term Loan Credit Agreement dated as of July 30, 2015 (the “Existing Credit Agreement” and together with the First Amendment, the “Term Credit Agreement”), with the various lenders party to the First Amendment and Citibank, N.A., as administrative agent. A summary of the terms of the Existing Credit Agreement may be found in Aetna Inc.'s Current Report on Form 8-K filed on July 31, 2015, which summary is incorporated herein by reference.

The First Amendment extends the latest date on which the lenders’ commitments under the Term Credit Agreement may expire to December 31, 2016, or, if the “End Date” (as defined in the Agreement and Plan of Merger dated as of July 2, 2015, among Aetna, Echo Merger Sub, Inc., Echo Merger Sub, LLC, and Humana Inc.) is extended to a later date, to such later date (but in any event not later than July 1, 2017). As a result of this change, if the "End Date" is extended to a date later than December 31, 2016, the lenders’ commitments to make loans under the Term Credit Agreement will automatically be extended to such date, provided that such date is not later than July 1, 2017.

The First Amendment also (i) amends Section 8.06 of the Existing Credit Agreement to permit Aetna to replace any lender that fails to consent to a proposed amendment, waiver, discharge or termination which requires the consent of all of the lenders or all of the lenders directly affected thereby and with respect to which lenders having at least 51% of the aggregate amount of the commitments or 51% of the aggregate amount of the outstanding loans under the Term Credit Agreement, as applicable, have granted their consent and (ii) adds customary language to reflect European Union “bail-in” directive compliance language.

A copy of the First Amendment is filed as Exhibit 99.1 hereto. A copy of the Notice of Effectiveness confirming the effectiveness of the First Amendment is filed as Exhibit 99.2 hereto. Each of those exhibits is hereby incorporated in this Item 1.01 by reference.

The administrative agent and certain of the lender parties to the First Amendment and the Existing Credit Agreement perform normal banking, investment banking and/or advisory services for Aetna and its affiliates from time to time for which they have received customary fees and expenses.

The foregoing summary of the First Amendment is not complete and is qualified in its entirety by the full text of the First Amendment, which is filed as Exhibit 99.1 hereto, and incorporated herein by reference. You are encouraged to read the Existing Credit Agreement and the First Amendment in their entirety.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.03.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	First Amendment dated as of November 21, 2016, to the Term Loan Credit Agreement dated as of July 30, 2015

99.2	Notice of Effectiveness dated November 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: November 22, 2016	By:	/s/ Sharon A. Virag
Name: Sharon A. Virag
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

Exhibit 99.1	First Amendment dated as of November 21, 2016, to the Term Loan Credit Agreement dated as of July 30, 2015
Exhibit 99.2	Notice of Effectiveness dated November 21, 2016